UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): May 29, 2015

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

Exhibits are filed herewith in connection with the issuance on May 29, 2015 by Caterpillar Financial Services Corporation (the “Company”) of $1,913,000 aggregate principal amount of its 3.050% PowerNotes® due May 15, 2027 (the “Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-195039) (the “Registration Statement”) and the related Prospectus dated April 4, 2014, Prospectus Supplement dated April 4, 2014 and Pricing Supplement dated May 26, 2015, relating to the Notes.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description

5.1	Opinion of Leslie S. Zmugg, as to the legality of the Notes.

23.1	Consent of Leslie S. Zmugg (included as part of Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

Date: May 29, 2015

EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Leslie S. Zmugg, as to the legality of the Notes.

23.1	Consent of Leslie S. Zmugg (included as part of Exhibit 5.1).

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